UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2013

The New York Times Company
(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Eighth Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

As previously announced, on October 24, 2013, The New York Times Company (the “Company”) completed the sale of the New England Media Group (“NEMG”), consisting of The Boston Globe, BostonGlobe.com, Boston.com, Worcester Telegram & Gazette, Telegram.com and related properties.
Under generally accepted accounting principles, this transaction meets the criteria for discontinued operations. Accordingly, the Company is required to reclassify prior period financial information to reflect NEMG as a discontinued operation and include such reclassified prior period financial information in the financial statements to be filed by the Company subsequently on Forms 10-Q and 10-K. The Company is furnishing with this Report the following supplemental unaudited consolidated financial information for each of the 2013 and 2012 quarterly periods noted below and for the full fiscal years 2012 and 2011 reflecting such reclassification of NEMG as a discontinued operation.

(In thousands, except per share data)	2013 by quarter			2012 by quarter
	June 30, 2013	March 31, 2013	Full Year 2012	December 30, 2012	September 23, 2012	June 24, 2012	March 25, 2012	Full Year 2011
Revenues
Circulation	$206,965	$205,482	$795,037	$216,123	$194,739	$194,208	$189,967	$705,163
Advertising	163,039	153,538	711,829	226,461	140,880	171,129	173,359	756,148
Other	20,953	21,655	88,475	25,530	19,718	22,504	20,723	93,263
Total revenues	390,957	380,675	1,595,341	468,114	355,337	387,841	384,049	1,554,574
Operating costs
Production costs:
Raw materials	22,098	23,751	106,381	30,418	24,343	25,798	25,822	108,267
Wages and benefits	81,536	83,276	331,321	88,579	80,696	80,879	81,167	315,900
Other	49,435	49,707	213,616	58,443	52,331	51,497	51,345	216,094
Total production costs	153,069	156,734	651,318	177,440	157,370	158,174	158,334	640,261
Selling, general and administrative costs	172,914	176,872	711,112	186,501	169,459	172,820	182,332	687,558
Depreciation and amortization	18,750	18,938	78,980	18,492	19,594	20,212	20,682	83,833
Total operating costs	344,733	352,544	1,441,410	382,433	346,423	351,206	361,348	1,411,652
Pension settlement expense	—	—	47,657	47,657	—	—	—	—
Pension withdrawal expense	—	—	—	—	—	—	—	4,228
Other expense	—	—	2,620	2,620	—	—	—	4,500
Impairment of assets	—	—	—	—	—	—	—	7,458
Operating profit	46,224	28,131	103,654	35,404	8,914	36,635	22,701	126,736
Gain on sale of investments	—	—	220,275	164,630	—	37,797	17,848	71,171
Impairment of investments	—	—	5,500	—	600	—	4,900	—
(Loss)/income from joint ventures	(405)	(2,870)	2,936	847	1,010	1,064	15	(270)
Premium on debt redemption	—	—	—	—	—	—	—	46,381
Interest expense, net	14,644	14,071	62,808	16,402	15,490	15,464	15,452	85,243
Income/(loss) from continuing operations before income taxes	31,175	11,190	258,557	184,479	(6,166)	60,032	20,212	66,013
Income tax expense/(benefit)	13,813	5,082	94,617	66,171	(3,187)	25,781	5,852	21,417
Income/(loss) from continuing operations	17,362	6,108	163,940	118,308	(2,979)	34,251	14,360	44,596
Income/(loss) from discontinued operations, net of income taxes	2,775	(2,785)	(27,927)	60,080	5,703	(121,900)	28,190	(82,799)
Net income/(loss)	20,137	3,323	136,013	178,388	2,724	(87,649)	42,550	(38,203)
Net (income)/loss attributable to the noncontrolling interest	(6)	249	(166)	(267)	21	27	53	555
Net income/(loss) attributable to The New York Times Company common stockholders	$20,131	$3,572	$135,847	$178,121	$2,745	$(87,622)	$42,603	$(37,648)
Amounts attributable to The New York Times Company common stockholders:
Income/(loss) from continuing operations	$17,356	$6,357	$163,774	$118,041	$(2,958)	$34,278	$14,413	$45,151
Income/(loss) from discontinued operations, net of income taxes	2,775	(2,785)	(27,927)	60,080	5,703	(121,900)	28,190	(82,799)
Net income/(loss)	$20,131	$3,572	$135,847	$178,121	$2,745	$(87,622)	$42,603	$(37,648)

Average number of common shares outstanding:
Basic	148,797	148,710	148,147	148,461	148,254	148,005	147,867	147,190
Diluted	156,511	155,270	152,693	154,685	148,254	149,799	151,468	152,007
Basic earnings/(loss) per share attributable to The New York Times Company common stockholders:
Income/(loss) from continuing operations	$0.12	$0.04	$1.11	$0.80	$(0.02)	$0.23	$0.10	$0.31
Income/(loss) from discontinued operations, net of income taxes	0.02	(0.02)	(0.19)	0.40	0.04	(0.82)	0.19	(0.57)
Net income/(loss)	$0.14	$0.02	$0.92	$1.20	$0.02	$(0.59)	$0.29	$(0.26)
Diluted earnings/(loss) per share attributable to The New York Times Company common stockholders:
Income/(loss) from continuing operations	$0.11	$0.04	$1.07	$0.76	$(0.02)	$0.23	$0.10	$0.30
Income/(loss) from discontinued operations, net of income taxes	0.02	(0.02)	(0.18)	0.39	0.04	(0.81)	0.18	(0.55)
Net income/(loss)	$0.13	$0.02	$0.89	$1.15	$0.02	$(0.58)	$0.28	$(0.25)

The following supplemental information on print and digital advertising revenue and revenue from digital-only subscription packages, e-readers and replica editions reflects the reclassification of NEMG as a discontinued operation.

	2013 by quarter			2012 by quarter
(In thousands)	June 30, 2013	March 31, 2013	Full Year 2012	December 30, 2012	September 23, 2012	June 24, 2012	March 25, 2012	Full Year 2011
Advertising
Print	$122,917	$116,555	$541,550	$169,771	$106,934	$130,365	$134,480	$584,624
Digital	40,122	36,983	170,279	56,690	33,946	40,764	38,879	171,524
Total advertising revenue	$163,039	$153,538	$711,829	$226,461	$140,880	$171,129	$173,359	$756,148
Digital-only subscription revenue	$36,758	$35,507	$111,674	$34,421	$29,246	$25,651	$22,356	$44,300

CERTAIN NON-GAAP INFORMATION
(Dollars in thousands, except per share data)

Set out in the tables below for the periods indicated are the following non-GAAP financial measures, with reconciliations to the most comparable GAAP measures, in each case reflecting the reclassification of NEMG as a discontinued operation: diluted earnings/(loss) per share from continuing operations excluding severance and special items; operating profit before depreciation, amortization, severance and special items (if any); and operating costs before depreciation, amortization, severance and raw materials. The Company has presented these non-GAAP financial measures because management reviews them on a regular basis and uses them to evaluate and manage the performance of the Company’s operations. Management believes that, for the reasons outlined below, these non-GAAP financial measures provide useful information to investors as a supplement to reported diluted earnings/(loss) per share from continuing operations, operating profit and operating costs. However, these measures should be evaluated only in conjunction with the comparable GAAP financial measures and should not be viewed as alternative or superior measures of GAAP results.

Diluted earnings/(loss) per share from continuing operations excluding severance and special items provide useful information in evaluating the Company’s period-to-period performance because it eliminates items that the Company does not consider to be indicative of earnings from ongoing operating activities. Operating profit before depreciation, amortization, severance and special items (if any) is useful in evaluating the Company’s ongoing performance of its businesses as it excludes the significant non-cash impact of depreciation and amortization as well as items not indicative of ongoing operating activities. Total operating costs include depreciation, amortization, severance and raw materials. Total operating costs excluding these items provide investors with helpful supplemental information on the Company’s underlying operating costs that is used by management in its financial and operational decision-making.

Diluted earnings/(loss) per share from continuing operations excluding severance and special items

	2013 by quarter			2012 by quarter
	June 30, 2013	March 31, 2013	Full Year 2012	December 30, 2012	September 23, 2012	June 24, 2012	March 25, 2012	Full Year 2011
Diluted earnings/(loss) per share from continuing operations	$0.11	$0.04	$1.07	$0.76	$(0.02)	$0.23	$0.10	$0.30
Add:
Severance	0.01	0.02	0.04	0.02	—	—	0.02	0.04
Special items:
Gain on sale of investments	—	—	(0.87)	(0.66)	—	(0.15)	(0.07)	(0.27)
Pension settlement expense	—	—	0.18	0.18	—	—	—	—
Other expense	—	—	0.01	0.01	—	—	—	0.02
Impairment of assets	—	—	—	—	—	—	—	0.03
Pension withdrawal expense	—	—	—	—	—	—	—	0.02
Impairment of investments	—	—	0.02	—	—	—	0.02	—
Premium on debt redemption	—	—	—	—	—	—	—	0.18
Diluted earnings/(loss) per share from continuing operations excluding severance and special items	$0.12	$0.06	$0.45	$0.31	$(0.02)	$0.08	$0.07	$0.32

CERTAIN NON-GAAP INFORMATION (continued)

Operating profit before depreciation & amortization, severance and special items
	2013 by quarter			2012 by quarter
	June 30, 2013	March 31, 2013	Full Year 2012	December 30, 2012	September 23, 2012	June 24, 2012	March 25, 2012	Full Year 2011
Operating profit	$46,224	$28,131	$103,654	$35,404	$8,914	$36,635	$22,701	$126,736
Add:
Depreciation & amortization	18,750	18,938	78,980	18,492	19,594	20,212	20,682	83,833
Severance	2,856	4,868	12,267	5,872	1,050	57	5,288	10,017
Special items:
Pension settlement expense	—	—	47,657	47,657	—	—	—	—
Other expense	—	—	2,620	2,620	—	—	—	4,500
Impairment of assets	—	—	—	—	—	—	—	7,458
Pension withdrawal expense	—	—	—	—	—	—	—	4,228
Operating profit before depreciation & amortization, severance and special items	$67,830	$51,937	$245,178	$110,045	$29,558	$56,904	$48,671	$236,772

Operating costs before depreciation & amortization, severance and raw materials
	2013 by quarter			2012 by quarter
	June 30, 2013	March 31, 2013	Full Year 2012	December 30, 2012	September 23, 2012	June 24, 2012	March 25, 2012	Full Year 2011
Operating costs	$344,733	$352,544	$1,441,410	$382,433	$346,423	$351,206	$361,348	$1,411,652
Less:
Depreciation & amortization	18,750	18,938	78,980	18,492	19,594	20,212	20,682	83,833
Severance	2,856	4,868	12,267	5,872	1,050	57	5,288	10,017
Operating costs before depreciation & amortization and severance	323,127	328,738	1,350,163	358,069	325,779	330,937	335,378	1,317,802
Less:
Raw materials	22,098	23,751	106,381	30,418	24,343	25,798	25,822	108,267
Operating costs before depreciation & amortization, severance and raw materials	$301,029	$304,987	$1,243,782	$327,651	$301,436	$305,139	$309,556	$1,209,535

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY
Date: October 25, 2013
	By:	/s/ KENNETH A. RICHIERI
Kenneth A. Richieri Executive Vice President and General Counsel